T. Rowe Price QM U.S. Bond Index Fund
T. Rowe Price QM U.S. Bond ETF

Supplement to Prospectuses and Summary Prospectuses dated January 1, 2025

T. Rowe Price Inflation Protected Bond Fund
T. Rowe Price Institutional Long Duration Credit Fund
T. Rowe Price Limited Duration Inflation Focused Bond Fund
T. Rowe Price U.S. Limited Duration TIPS Index Fund
T. Rowe Price U.S. Treasury Intermediate Index Fund
T. Rowe Price U.S. Treasury Long-Term Index Fund

Supplement to Prospectuses and Summary Prospectuses dated August 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective December 31, 2025, Amit Deshpande will step down as one of the fund’s co-portfolio managers and one of the cochairs of the fund’s Investment Advisory Committee.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective December 31, 2025, Amit Deshpande will be leaving the Firm and will step down from his role on the fund. Robert M. Larkins and Yongheon Lee will continue as the fund’s co-portfolio managers and cochairs of the fund’s Investment Advisory Committee.

The date of this supplement is August 19, 2025.

G69-041 8/19/25